W&R TARGET FUNDS, INC.

Supplement dated February 5, 2008
to the
Statement of Additional Information dated May 1, 2007
and supplemented September 18, 2007 and July 10, 2007

The following information regards the membership of the Board of Directors of the Corporation:

Effective January 1, 2008, the Board of Directors elected Albert W. Herman a Director of each of the Portfolios, and each board of directors of the funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. also elected Mr. Herman a director, overseeing 49 funds in the Advisors Fund Complex. Mr. Herman, age 69, is a Business Consultant and Director, Wellness Council of America (health care initiatives) (1996 to present), and Director of Baylor Health Care Foundation (health care). Mr. Herman is a Disinterested Director.